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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2014

Bison Instruments, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-27297	E41-0947661
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7725 Vasserman Trail, Chanhassen, MN	55317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	952-938-1055

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Directors or Certain Officers

(b)	On October 31, 2014, Fred E. Ross resigned as Chairman, Chief Executive Officer, and Director of Bison Instruments Inc.

On October 31, 2014, Lawrence M. Martin resigned as General Manager and Director of Bison Instruments, Inc.

On October 31, 2014, Allan D. Erickson resigned as Director of Bison Instruments, Inc.

On October 31, 2014, Eric D. Sunshine resigned as Chief Financial Officer of Bison Instruments, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bison Instruments, Inc.
(Registrant)

Date October 31, 2014
/s/ Fred E. Ross
(Signature)*

*Print name and title of the signing officer under his signature.	Fred E. Ross
Chairman, Chief Executive Officer and Director